                                                                   Exhibit 99(b)





                             LETTER OF TRANSMITTAL
                TO ACCOMPANY CERTIFICATES REPRESENTING SHARES OF
                                  COMMON STOCK
                                       OF
                          TRANSCISCO INDUSTRIES, INC.
                  SURRENDERED IN CONNECTION WITH THE PROPOSED
              MERGER OF TRANSCISCO INDUSTRIES, INC. WITH AND INTO
                                TRINITY Y, INC.
                          A WHOLLY-OWNED SUBSIDIARY OF
                            TRINITY INDUSTRIES, INC.

     This Letter of Transmittal is to be completed by stockholders of Transcisco Industries, Inc. (the "Company") if stock certificates ("Share Certificates") for shares of common stock, par value $.01 per share, of the Company (the "Shares") are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer to the account of Bank of New York (the "Exchange Agent") at The Depository Trust Company, the Midwest Securities Trust Company or the Philadelphia Depository Trust Company (each, a "Book-Entry Transfer Facility" and collectively, the "Book-Entry Transfer Facilities") pursuant to book-entry transfer procedures, in connection with the proposed merger (the "Merger") of the Company with and into Trinity Y, Inc. ("Trinity Y"), a wholly-owned subsidiary of Trinity Industries, Inc. ("Trinity").

                             The Exchange Agent is:

                              THE BANK OF NEW YORK
                                 (800) 507-9357

                  By Mail:                        By Hand or Courier:

            The Bank of New York                  The Bank of New York
        Tenders & Exchange Department        Tenders & Exchange Department
               P.O. Box 11248                     101 Barclay Street
            Church Street Station              Receive & Deliver Window
       New York, New York  10286-1248          New York, New York  10286


 DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH
          ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.  YOU MUST SIGN
             THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND
               COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

     The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE
    EXCHANGE AGENT'S ACCOUNT AT ONE OF THE BOOK- ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

    Check Box of Applicable Book-Entry Transfer Facility:

    [ ]      The Depository Trust Company

    [ ]     Philadelphia Depository Trust Company

    [ ]     Midwest Securities Trust Company

    Account Number ________________   Transaction Code Number _______________



- ------------------------------------------------------------------------------------------------------------------------
                      DESCRIPTION OF SHARES SURRENDERED
- ------------------------------------------------------------------------------------------------------------------------
        Name(s) and Address(es) of Registered Holder(s)              Certificate(s) Surrendered
  (Please fill in, if blank, exactly as name(s) appear(s) on     (Attach Additional Signed List if
                        Certificate(s))                                      Necessary)
- ------------------------------------------------------------------------------------------------------------------------
                                                                                      Total Number of
                                                                                          Shares
                                                                   Certificate          Evidenced
                                                                    Number(s)*       by Certificate(s)*
- ------------------------------------------------------------------------------------------------------------------------

                                                                   -----------------------------------------------------

                                                                   -----------------------------------------------------

                                                                   -----------------------------------------------------

                                                                   -----------------------------------------------------
                                                                   TOTAL SHARES
- ------------------------------------------------------------------------------------------------------------------------
  *       Need not be completed by stockholders delivering Shares by Book-Entry Transfer
- ------------------------------------------------------------------------------------------------------------------------



                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
                PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS
                       LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

     In connection with the proposed Merger, the undersigned record holder (a "Holder") of Shares hereby submits Share Certificates evidencing the Shares listed above or hereby transfers ownership of such Shares on the account books maintained by a Book-Entry Transfer Facility, and requests, subject to consummation of the Merger and subject to the conditions set forth below, to have each Share converted into 0.1884 of a share of the common stock (together with the attached Trinity Preferred Share Purchase Rights), $1.00 par value per share, of Trinity ("Trinity Common Stock"), in accordance with and subject to
(i) the terms, conditions and limitations set forth in the Proxy Statement/Prospectus, dated as of July 19, 1996, relating to the Merger (the "Proxy Statement/Prospectus"), receipt of which is hereby acknowledged by the undersigned, (ii) the terms of the Agreement and Plan of Merger, dated as of June 17, 1996, by and among Trinity, Trinity Y and the Company (the "Merger Agreement"), a copy of which is included as Annex A to the Proxy Statement/Prospectus, and (iii) the accompanying instructions.

     The undersigned authorizes and instructs you, as Exchange Agent, to deliver the Share Certificates listed above and to receive on behalf of the undersigned, in exchange for the Shares represented thereby, any certificate for the shares of Trinity Common Stock issuable in the Merger.

     The undersigned represents and warrants that the undersigned has full power and authority to execute and deliver this Letter of Transmittal and to transfer ownership of the Shares listed above on the account books maintained by a Book-Entry Transfer Facility, or to surrender the Share Certificate(s) for such Shares surrendered herewith, free and clear of any liens, claims, charges or encumbrances whatsoever. The undersigned understands and acknowledges that the method of delivery of Share Certificate(s) and all other required documents is at the option and risk of the undersigned and that the risk of loss of any Share Certificate(s) surrendered herewith shall pass only after the Exchange Agent has actually received the Share Certificate(s). All questions as to the validity, form and eligibility of any surrender of Share Certificates hereunder shall be determined by the Company (which may delegate power in whole or in part to the Exchange Agent), and such determination shall be final and binding. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the transfer, cancellation and retirement of the Shares delivered herewith. No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

     The undersigned understands that in lieu of any fractional share of Trinity Common Stock, the Exchange Agent will pay to each former stockholder of the Company who otherwise would be entitled to receive a fractional share of Trinity Common Stock an amount in cash determined by multiplying (i) the average of the closing prices of Trinity Common Stock as reported on the New York Stock Exchange Composite Tape over the ten trading days including and ending on the second trading day preceding the closing date of the Merger by
(ii) the fractional interest in a share of Trinity Common Stock to which such Holder would otherwise be entitled.

     Unless otherwise indicated in the box entitled "Special Payment Instructions," please issue any check and register any certificate for shares of Trinity Common Stock in the name of the registered Holder(s) of the Shares appearing above. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail any check and any certificate for shares of Trinity Common Stock to the registered Holder(s) of the Shares at the address(es) of the registered Holder(s) appearing above. In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue any check and any certificate for shares of Trinity Common Stock in the name(s) of, and mail such check and such certificate to, the person(s) so indicated.

- --------------------------------------------------------------------------------
                          SPECIAL PAYMENT INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 4 AND 5)

To be completed ONLY if the check is to be made payable to, or the certificates for shares of Trinity Common Stock are to be registered in, the name of someone other than the undersigned.

 Issue check or certificates to:

 Name ____________________________________________________________________
                                 (Please Print)

 Address _________________________________________________________________

 _________________________________________________________________________
                                                                  Zip Code
 _________________________________________________________________________
               Taxpayer Identification or Social Security Number
                   (See Substitute Form W-9 on reverse side)
- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 4 AND 5)


To be completed ONLY if the check or the certificates for shares of Trinity Common Stock are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Shares Surrendered."

Mail                  [ ] check   [ ] certificate(s) to:

Name ____________________________________________________________________
(Please Print)

Address _________________________________________________________________

_________________________________________________________________________
                                                                 Zip Code
- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
                                   SIGNATURE
                         (SEE INSTRUCTIONS 1 AND 4)
                  (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

 SIGN HERE:

 ___________________________________________________________

 ___________________________________________________________
           Signature(s) of Stockholder(s)

 Must be signed by registered Holder(s) exactly as name(s) appear(s) on Share Certificate(s) or on security position listing or by person(s) authorized to become registered Holder(s) by certificates and documents transmitted herewith. If signature is by attorney, executor, administrator, trustee or guardian or others acting in a fiduciary capacity, set forth full title and see Instruction 4.

 Name(s): __________________________________________________


 Name(s): __________________________________________________
                         (Please Print)

 ___________________________________________________________
                (Area Code and Telephone Number)

 ___________________________________________________________
                (Payee Taxpayer Identification or
                     Social Security Number)

 Dated: ____________________________________________________


                             SIGNATURE GUARANTEE
                    FOR USE BY ELIGIBLE INSTITUTIONS ONLY

   If you have filled out either the Special Payment Instructions or the Special Delivery Instructions above, you must have your signatures guaranteed. (See Instructions 1,4 and 5)

   Name of Guarantor:______________________________________


   Authorized Signature(s):________________________________

- --------------------------------------------------------------------------------

                           IMPORTANT TAX INFORMATION

    In order to ensure compliance with federal income tax requirements, each Holder of Shares is requested to provide the Exchange Agent with his correct Taxpayer Identification number ("TIN") and to certify whether he or she is subject to backup federal income tax withholding by completing and signing the Substitute Form W-9 below. (See Instruction 8 and accompanying Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.)

- --------------------------------------------------------------------------------
SUBSTITUTE
FORM W-9
DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE
- --------------------------------------------------------------------------------
PAYER'S REQUEST FOR TAXPAYER
IDENTIFICATION NUMBER (TIN)
- --------------------------------------------------------------------------------
PART I--PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW
- --------------------------------------------------------------------------------

____________________________________
Social Security Number
or
____________________________________
Employer Identification Number
(If awaiting tin, write "Applied For")
- --------------------------------------------------------------------------------

PART II--For Payees Exempt From Backup Withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as instructed therein.
- --------------------------------------------------------------------------------
Certification--Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct TIN (or a TIN has not been issued to me and either (a) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service ("IRS") or Social Security Administration office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number), and

(2) I am not subject to backup withholding either because I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.
- --------------------------------------------------------------------------------
CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.)


SIGNATURE _____________________________________     DATE _____________________

- --------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                  INSTRUCTIONS


     1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agent's Medallion Program or the New York Stock Exchange Medallion Program (each, an "Eligible Institution"). No signature guarantee is required on this Letter of Transmittal if (a) this Letter of Transmittal is signed by the registered Holder(s) (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of Shares delivered herewith, unless such Holder(s) has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions." If a Share Certificate is registered in the name of a person other than the signer of this Letter of Transmittal, or if checks or certificates are to be payable to the order of or registered in the name of a person other than the registered Holder(s), then the Share Certificate must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered Holder(s) appear(s) on the Share Certificate, with the signature(s) on such Share Certificate or stock powers guaranteed as described above. See Instruction 4.

     2. Delivery of Letter of Transmittal and Share Certificates. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or if Shares are to be delivered by book-entry transfer pursuant to book-entry transfer procedures. Share Certificates evidencing all delivered Shares, or confirmation of a book-entry transfer of such Shares, if such procedure is available, into the Exchange Agent's account at one of the Book-Entry Transfer Facilities pursuant to book-entry transfer procedures, together with a properly completed and duly executed Letter of Transmittal with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message, as defined below) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the front page of this Letter of Transmittal. If Share Certificates are forwarded to the Exchange Agent in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. The term "Agent's Message" means a message transmitted by a Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a book-entry confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility delivering the Shares, that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that Trinity and the Company may enforce such agreement against the participant. THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     3. Receipt of Merger Consideration. As soon as practicable after the Effective Time, certificates representing shares of Trinity Common Stock and checks representing cash being paid in lieu of fractional interests will be distributed to those Holders who have surrendered their Share Certificates to the Exchange Agent for cancellation.

     4. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered Holder(s) of the Shares delivered herewith, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without alteration or any other change whatsoever. If any Share delivered herewith is owned of record by two or more persons, all such persons must sign this Letter of Transmittal. If any of the Shares delivered herewith are registered in the names of different Holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares. If this Letter of Transmittal is signed by the registered Holder(s) of the Shares delivered herewith, no endorsements of Share Certificates or separate stock powers are required, unless checks or certificates evidencing shares of Trinity Common Stock are to be payable to the order of, or registered in, the name of a person other than the registered Holder(s), in which case, the Share Certificate(s) evidencing the Shares delivered herewith must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered Holder(s) appear(s) on such Share Certificate(s). Signatures on such Share

Certificate(s) and stock powers must be guaranteed by an Eligible Institution. If this Letter of Transmittal is signed by a person other than the registered Holder(s) of the Shares delivered herewith, the Share Certificate(s) evidencing the Shares delivered herewith must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered Holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution. If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority so to act must be submitted.

     5. Special Payment and Delivery Instructions. If any check or certificates evidencing shares of Trinity Common Stock are to be payable to the order of, or registered in the name of, a person other than the person(s) signing this Letter of Transmittal, or if such checks or such certificates are to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Surrendered," the appropriate boxes on this Letter of Transmittal must be completed.

     6. Stock Transfer Taxes. Trinity will bear the liability for any state stock transfer taxes applicable to the issuance and delivery of checks and certificates in connection with the Merger; provided, however, that if any such check or certificate is to be issued in a name other than that in which the Share Certificates surrendered in exchange therefor are registered, it shall be a condition of such exchange that the person requesting such exchange shall pay the amount of any stock transfer taxes (whether imposed on the registered Holder or such person), payable on account of the transfer to such person, to the Exchange Agent or satisfactory evidence of the payment of such taxes, or exemption therefrom, shall be submitted to the Exchange Agent before any such check or certificate is issued.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SHARE CERTIFICATES EVIDENCING THE SHARES DELIVERED HEREWITH.

     7. Requests for Assistance or Additional Copies. Requests for assistance may be directed to, and additional copies of the Proxy Statement/Prospectus, this Letter of Transmittal and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from, the Exchange Agent, at the telephone number and address set forth below.

     8. Substitute Form W-9. Under the federal income tax law, a stockholder who delivers Shares is required to provide the Exchange Agent (as payer) with such stockholder's correct TIN on Substitute Form W-9 above. If such stockholder is an individual, the TIN is such stockholder's social security number. If the Exchange Agent is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"). In addition, payments of Cash Consideration that are made to such stockholder with respect to Shares purchased pursuant to the Merger may be subject to backup withholding of 31%. Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Information Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. If backup withholding applies with respect to a stockholder, the Exchange Agent is required to withhold 31% of any payments made to such stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

     To prevent backup withholding on payments of Cash Consideration that are made to a stockholder with respect to Shares delivered herewith, the stockholder is required to notify the Exchange Agent of such stockholder's correct TIN by completing the Substitute Form W-9 attached hereto certifying
(a) that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and (b) that (i) such stockholder has not been notified by the IRS that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the IRS has notified such stockholder that such stockholder is no longer subject to backup withholding.

     The stockholder is required to give the Exchange Agent the social security number or employer identification number of the record Holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for the TIN in
Part I and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will withhold 31% of all payments of Cash Consideration to such stockholder until a TIN is provided to the Exchange Agent.

     9. LOST, DESTROYED OR STOLEN SHARE CERTIFICATES. PRIOR TO THE EFFECTIVE TIME, IF ANY SHARE CERTIFICATE(S) REPRESENTING SHARES HAVE BEEN LOST, DESTROYED OR STOLEN, STOCKHOLDERS SHOULD PROMPTLY NOTIFY WELLS FARGO NATIONAL BANK, THE TRANSFER AGENT AND REGISTRAR FOR THE SHARES (THE "TRANSFER AGENT"). THE TRANSFER AGENT'S ADDRESS IS WELLS FARGO NATIONAL BANK, 345 CALIFORNIA STREET, 8TH FLOOR, SAN FRANCISCO, CALIFORNIA 94104, AND ITS TELEPHONE NUMBER IS (415) 773-7802. STOCKHOLDERS WILL THEN BE INSTRUCTED AS TO THE STEPS THAT MUST BE TAKEN IN ORDER TO REPLACE THE SHARE CERTIFICATE(S). THIS LETTER OF TRANSMITTAL AND RELATED DOCUMENTS CANNOT BE PROCESSED UNTIL THE PROCEDURES FOR REPLACING LOST OR DESTROYED SHARE CERTIFICATES HAVE BEEN FOLLOWED. AFTER THE EFFECTIVE TIME, IF ANY SHARE CERTIFICATE(S) REPRESENTING SHARES HAVE BEEN LOST, DESTROYED OR STOLEN, STOCKHOLDERS SHOULD PROMPTLY NOTIFY THE EXCHANGE AGENT. THE EXCHANGE AGENT'S ADDRESS IS THE BANK OF NEW YORK, TENDERS & EXCHANGE DEPARTMENT, 101 BARCLAY STREET, NEW YORK, NEW YORK 10286, AND ITS TELEPHONE NUMBER IS (800) 507-9357.

                            The Exchange Agent is:

                             THE BANK OF NEW YORK
                        TENDERS & EXCHANGE DEPARTMENT
                              101 BARCLAY STREET
                           NEW YORK, NEW YORK 10286
                       CALL TOLL FREE:  (800) 507-9357


        STOCKHOLDERS HAVING QUESTIONS CONCERNING THIS LETTER OF TRANSMITTAL OR THE PROCEDURES FOR THE EXCHANGE OF THEIR SHARES ARE ENCOURAGED TO CONTACT THE EXCHANGE AGENT AT THE ADDRESS AND TELEPHONE NUMBER SET FORTH ABOVE.